                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 14, 2002
                        (Date of earliest event reported)


                               ORIOLE HOMES CORP.
             (Exact name of Registrant as specified in its charter)


          Florida                                     1-6963                                   59-1228702
  (State of incorporation or                  (Commission File No.)                 (IRS Employer Identification No.)
         organization)


                      1690 South Congress Avenue, Suite 200
                           Delray Beach, Florida 33445
                    (Address of principal executive offices)


                                 (561) 274-2000
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

                  Simultaneously with the filing of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, the Company furnished the Securities and Exchange Commission with the written statements of the Chief Executive Officer and Chief Financial Officer of the Company required by Section 906 of the Sarbanes-Oxley Act of 2002. Such certifications are also being furnished herewith as Exhibits 99.1 and 99.2 pursuant to Regulation FD.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ORIOLE HOMES CORP.



                                                    By: /s/ Mark Levy
                                                        -------------------
                                                        Name:  Mark Levy
                                                        Title:  President


Date:  August 14, 2002

EXHIBIT INDEX

Exhibit       Description
-------       -----------

99.1 Certification of the Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.